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                                                                   EXHIBIT 10.40

                            ADVANCE AUTO PARTS, INC.

                          2001 STOCK OPTION AGREEMENT


     THIS 2001 STOCK OPTION AGREEMENT (this "Agreement") is entered into as of ______________, 2001 by and between Advance Auto Parts, Inc., a Delaware corporation (the "Company"), and ____________ ("Optionee"), pursuant to the Advance Auto Parts, Inc. 2001 Executive Stock Option Plan (the "Plan"). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.


                                R E C I T A L S:
                                - - - - - - - -

     A. Pursuant to an Agreement and Plan of Merger dated as of August 7, 2001 (the "Merger Agreement") by and among the Company, Advance Holding Corporation, Advance Stores Company, Incorporated, AAP Acquisition Corporation ("Merger Sub") and Discount Auto Parts, Inc. ("Discount"), Merger Sub merged with and into Discount, and Discount continued as the surviving corporation in the merger.

     B. Pursuant to the Merger Agreement, each option to purchase common stock of Discount with a per share exercise price equal to or greater than $15.00 per share (a "Fully Converted Option") was converted at the effective time into an option to acquire shares of the Company's common stock, on substantially the same terms and conditions as were applicable under such Fully Converted Option.

     C. Pursuant to the Merger Agreement, as soon as practicable after the Effective Time, the Company agreed to deliver to each holder of a Fully Converted Option a stock option agreement issued under the Plan, and the parties intend this Agreement to evidence Optionee's rights in such Fully Converted Option.


                               A G R E E M E N T:
                               - - - - - - - - -

     NOW, THEREFORE, in consideration of the covenants hereinafter set forth, the parties agree as follows:

     1.   Options; Number of Shares.  The Company hereby confirms the Optionee's
          -------------------------
right to purchase and, to the extent necessary, reconfirm the grant to Optionee of the right to purchase (the "Options") up to ____________________ (______) shares (the "Shares") of common stock, par value $.0001 per share, of the Company at the per share price of $____ (the "Purchase Price").

The Options and the right to purchase all or any portion of the Shares are subject to the terms and conditions stated in this Agreement and in the Plan, including, without limitation, the provisions
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of Section 4, Section 10, Section 13(b), Section 14 and Section 19 of the Plan
   ---------  ----------  -------------  ----------     ----------
and Section 3 hereof. Upon exercise of an Option and payment of the Purchase
    ---------
Price, Optionee shall become a stockholder of the Company, with all rights and privileges of a stockholder of the Company in respect of any shares of common stock of the Company issuable upon such exercise. It is intended that the Options will not qualify for treatment as an incentive stock option under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.   Exercise Criteria.  The Options are fully exercisable, and may be
          -----------------
exercised in whole or in part, as provided in Section 5 hereof, at any time
                                              ---------
prior to the termination of the Options.

     3.   Term of Agreement.  The Options, and Optionee's right to exercise the
          -----------------
Options, shall terminate when the first of the following occurs:

          (a) termination of the Options pursuant to Section 13 or Section 14 of
                                                     ----------    ----------
the Plan;

          (b) [Termination date of Discount option] (with the period from the date of this Agreement to the date specified in this Section 3(b) referred to
                                                     ------------
herein as the "Remaining Exercise Period");

          (c) if the employment of Optionee (by the Company and all of the Subsidiaries) is terminated for any reason specified in the following clauses, the Option shall immediately terminate and become void to the extent that it then remains unexercised:

              (1) Optionee is discharged for dishonesty, or because he or she violated any material provision of any employment or other agreement between him or her and the Company or a Subsidiary; (2) Optionee voluntarily resigns or terminates his or her employment with the Company or a Subsidiary under or followed by such circumstances as would constitute a breach of any material provision of any employment or other agreement between him or her and the Company or the Subsidiary; (3) Optionee has committed an act of dishonesty not discovered by the Company or a Subsidiary prior to the cessation of his or her employment but that would have resulted in his or her discharge if discovered prior to such date; (4) Optionee, either before or after cessation of his or her employment with the Company or a Subsidiary, without the written consent of his or her employer or former employer, uses (except for the benefit of his or her employer or former employer) or discloses to any other person any confidential information relating to the continuation or proposed continuation of his or her employer's or former employer's business or any trade secrets of the Company or a Subsidiary obtained as a result of or in connection with such employment; or
(5) Optionee, either before or after the cessation of his or her employment with the Company or a Subsidiary, without the written consent of his or her employer or former employer, directly or indirectly, gives advice to, or serves as an employee, director, officer, partner or trustee of, or in any similar capacity with, or otherwise directly or indirectly participates in the management, operation or control of, or has any direct or indirect financial interest in, any corporation, partnership or other organization that directly or indirectly competes in any respect with the Company or any Subsidiary;

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          (d) If the employment of Optionee (by the Company and all of the
Subsidiaries) is terminated for a reason other than the reasons set forth in
Section 3(c) hereof, excluding the death of Optionee, the Option may be
---------
exercised at any time within three (3) months after such termination of employment; provided, however, if Optionee terminates employment because of disability (within the meaning of Section 22(c)(3) of the Code) or dies during such three-month period, the Option may be exercised within one (1) year after termination of employment by Optionee or, in the case of death, by the personal representative of Optionee or by any person or persons acquiring the Option directly from Optionee by bequest or inheritance; provided further, however, that in no event shall the Option be exercisable at any time after the Remaining Exercise Period; and

          (e) If Optionee dies while employed by the Company or a Subsidiary, the Option may be exercised within one (1) year after Optionee's death by the personal representative of Optionee or by any person or persons acquiring the Option directly from Optionee by bequest or inheritance; provided, however, that in no event shall the Option be exercisable at any time after the Remaining Exercise Period.

     4.   Death of Optionee; No Assignment.  The rights of Optionee under this
          --------------------------------
Agreement may not be assigned or transferred except by will, by the laws of descent or distribution, and may be exercised during the lifetime of Optionee only by such Optionee; provided, however, that in the event of disability (within the meaning of Section 22(e)(3) of the Code) of Optionee, a designee of Optionee (or the Optionee's legal representative if Optionee has not designated anyone) may exercise the Options on behalf of Optionee (provided the Options would have been exercisable by Optionee) until the right to exercise the Options expires pursuant to Section 3 hereof. Any attempt to sell, pledge, assign,
                    ---------
hypothecate, transfer or otherwise dispose of the Options in contravention of this Agreement or the Plan shall be void. If Optionee should die while Optionee is engaged in an employment relationship with the Company and/or any Subsidiary or within ninety (90) days after termination of such relationship, Optionee's designee, legal representative, or legatee, the successor trustee of Optionee's inter vivos trust or the person who acquired the right to exercise the Options by reason of the death of Optionee (individually, a "Successor") shall succeed to Optionee's rights under this Agreement. After the death of Optionee, only a Successor may exercise the Options.

     5.   Exercise of Options.  Until termination of the Options in accordance
          -------------------
with Section 3 hereof, the Options may be exercised by Optionee (or such other
     ---------
person specified in Section 4 hereof) upon delivery of the following to the
                    ---------
Company at its principal executive offices (the date such delivery occurs is hereinafter referred to as, the "Exercise Date"):

          (a) a written notice of exercise which identifies this Agreement, the type of Option to be exercised, and states the number of Shares to be purchased (which shall be no less than 100 Shares unless the number of Shares remaining available for purchase hereunder is less than 100 Shares and the entire remainder of the Option is being exercised);

          (b) a check, cash or any combination thereof in the amount of the aggregate Purchase Price (or payment of the aggregate Purchase Price in such other form of lawful

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consideration as the Committee may approve from time to time under the provisions of Section 7 of the Plan);
              ---------

          (c) a check or cash in the amount reasonably requested by the Company to satisfy the Company's withholding obligations under federal, state or other applicable tax laws with respect to the taxable income, if any, recognized by Optionee in connection with the exercise, in whole or in part, of the Options (unless the Company and Optionee shall have made other arrangements for deductions or withholding from Optionee's wages, bonus or other income paid to Optionee by the Company or any Subsidiary, provided, however, such arrangements must satisfy the requirements of all applicable tax laws);

          (d) a written representation and undertaking, in such form and substance as the Company may require, that the Shares underlying the Option are being acquired by Optionee for Optionee's personal account, for investment purposes only, and not with a view to the distribution, resale or other disposition thereof;

          (e) a written representation and undertaking, in such form and substance as the Company may require, setting forth the investment intent of Optionee, or a Successor, as the case may be, and such other agreements, representations and undertakings as described in the Plan; and

          (f) such further acts as may be necessary to register Optionee as a stockholder of the Company.

     6.   Representations and Warranties of Optionee.
          ------------------------------------------

          (a) Optionee represents and warrants that the Options were acquired by Optionee for Optionee's personal account, for investment purposes only, and not with a view to the distribution, resale or other disposition thereof.

          (b) Optionee acknowledges that in the event the Company is unable to register the issuance of the Shares upon the exercise of the Options under the Securities Act of 1933, as amended (the "Act"), Optionee agrees that Optionee's exercise of the Options may be expressly conditioned upon Optionee's delivery to the Company of such representations and undertakings as the Company may reasonably require in order to secure the availability of such exemptions, including a representation that Optionee is acquiring the Shares for investment and not with a present intention of selling or otherwise disposing of such Shares. Optionee acknowledges that, because Shares received upon exercise of an Option may be unregistered, Optionee may be required to hold the Shares indefinitely unless they are subsequently registered for resale under the Act or an exemption from such registration requirements is available.

          (c) Optionee acknowledges receipt of this Agreement granting the Options, and the Plan, and understands that all rights and liabilities connected with the Options are set forth herein and in the Plan.

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     7.   No Rights as a Stockholder.  Optionee shall have no rights as a
          --------------------------
stockholder of any shares of common stock of the Company covered by the Options until the Exercise Date and entry evidencing such ownership is made in the stock transfer books of the Company. Except as my be provided under Section 10 of the
                                                               ----------
Plan, the Company will make no adjustment for dividends (ordinary or extraordinary whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the Exercise Date.

     8.   Limitation of Company's Liability for Nonissuance.  Inability of the
          -------------------------------------------------
Company to obtain, from any regulatory body having jurisdiction, authority reasonably deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder and under the Plan shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.

     9.   This Agreement Subject to Plan.  This Agreement is made under the
          ------------------------------
provisions of the Plan and shall be interpreted in a manner consistent with it. To the extent that any provision in this Agreement is inconsistent with the Plan, the provisions of the Plan shall control. The interpretation of the Committee of any provision of the Plan, the Options or this Agreement, and any determination with respect thereto or hereto by the Committee, shall be binding on all parties.

     10.  Restrictive Legends.  Optionee hereby acknowledges that, in the event
          -------------------
the Company is unable to register the issuance of the Shares upon the exercise of the Options, federal securities laws and the securities laws of the state in which Optionee resides or works may require the placement of certain restrictive legends upon the Shares issued upon exercise of the Options, and Optionee hereby consents to the placing of any such legends upon certificates evidencing the Shares as the Company, or its counsel, may reasonably deem necessary; provided, however, that any such legend or legends shall be removed when no longer applicable. In such event, any and all certificates now or hereafter issued evidencing the Shares shall have endorsed upon them a legend substantially as follows:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND NEITHER THESE SECURITIES, NOR ANY INTEREST THEREIN, MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR
          (ii) AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, SUCH EXEMPTION TO BE EVIDENCED BY SUCH DOCUMENTATION AS THE ISSUER MAY REASONABLY REQUEST."

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     11.  Notices.  Except as otherwise provided herein, all notices, requests,
          -------
demands and other communications under this Agreement shall be in writing and shall be deemed given when received if delivered personally, on the next business day if sent by overnight courier for next business day delivery (providing proof of delivery), when confirmation is received, if sent by facsimile or in 5 business days if sent by U.S. registered or certified mail, postage prepaid (return receipt requested) to the other party at the following addresses (or at such other address for a party as shall be specified by like notice):

          If to the Company:

          Advance Auto Parts, Inc.
          5673 Airport Road
          Roanoke, VA  24012
          Attention:     General Counsel
          Telephone:     (540) 362-4911
          Telecopy:      (540)

          With copy to:

          Advance Auto Parts, Inc.
          5673 Airport Road
          Roanoke, VA  24012
          Attention:     Vice President, Finance
          Telephone:     (540) 362-4911
          Telecopy:      (540)

          If to Optionee:

          ----------------------------------

          ----------------------------------

          ----------------------------------

     12.  Not an Employment Agreement.  Nothing contained in this Agreement
          ---------------------------
shall confer, intend to confer or imply any rights to an employment relationship or rights to a continued employment relationship with the Company and/or any Subsidiary in favor of Optionee or limit the ability of the Company and/or any Subsidiary to terminate, with or without cause, in its sole and absolute discretion, the employment relationship with Optionee, subject to the terms of any written employment agreement to which Optionee is a party.

     13.  Governing Law.  This Agreement shall be construed under and governed
          -------------
by the laws of the State of Delaware without regard to the conflict of law provisions thereof.

     14.  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original and both of which together shall be deemed one Agreement.

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     15.  Amendments.  This Agreement may be amended only by a written agreement
          ----------
executed by both of the parties hereto.

     16.  Recapitalizations or Exchanges Affecting the Company's Capital.  The
          --------------------------------------------------------------
provisions of this Agreement shall apply to any and all stock or other securities of the Company or any successor or assign of the Company, which may be issued in respect of, in exchange for or in substitution of, the Shares by reason of any split, reverse split, recapitalization, reclassification, combination, merger, consolidation or otherwise, and such Shares or other securities shall be encompassed within the term "Shares" for purposes of this Agreement.

     17.  Disclosure.  The Company shall have no duty or obligation to
          ----------
affirmatively disclose to Optionee, and Optionee shall have no right to be advised of, any material information regarding the Company or any of its Subsidiaries at any time prior to, upon or in connection with the Company's repurchase of the Shares under this Agreement at the cessation or termination of Optionee's employment with the Company and/or any of its Subsidiaries.

     18.  Successors.  The Company may assign with absolute discretion any or
          ----------
all of its rights and/or obligations and/or delegate any of its duties under this Agreement to any of its successors and this Agreement shall inure to the benefit of, and be binding upon, such respective successors of the Company in the same manner and to the same extent as if such successors were original parties hereto. For purposes of this Agreement, the term "Shares" shall include shares of capital stock or other securities of the Company or any successor of the Company, which are issued in respect of, in exchange for or in substitution of the Shares by reason of any split, reverse split, recapitalization, reclassification, combination, merger, exchange or consolidation. Unless specifically provided herein to the contrary, Optionee may not assign any or all of its rights and/or obligations and/or delegate any or all its duties under this Agreement without the prior written consent of the Company. Upon an assignment of any or all of Optionee's rights and/or obligations and/or a delegation of any or all of its duties under this Agreement in accordance with the terms of this Agreement, this Agreement shall inure to the benefit of, and be binding upon, Optionee's respective affiliates, successors and/or assigns in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto.

     19.  Issuance of Shares.  Notwithstanding the provisions of Sections 8 and
          ------------------                                     ----------
11 of the Plan, no Shares issued by the Company upon exercise of the Options
--
shall be subject to any right of first refusal of the Company with respect to the Shares, any drag along rights, including any of the drag along rights described in Section 11 of the Plan, or any right of the Company, in connection
             ----------
with any underwritten public offering by the Company of its equity securities, to restrict the transfer of any Shares acquired under this Agreement for any period of time.

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     IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement as of the date first above written.

                              THE COMPANY:

                              Advance Auto Parts, Inc.,
                              a Delaware corporation


                              By:
                                  ----------------------------------------
                              Name:
                              Title:


                              OPTIONEE:


                              --------------------------------------------
                              Name:

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